Exhibit 99.906.CERT

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Jean Bernhard Buttner, Chairman and President of the Value Line Convertible Fund, Inc. (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 10/31/06 (the "Form N-CSR") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date: January 9, 2007
      ----------------------------------


                                        By: /s/ Jean Bernhard Buttner
                                            ------------------------------------
                                            Jean Bernhard Buttner
                                            Chairman and President
                                            Value Line Convertible Fund, Inc.

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          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Stephen R. Anastasio, Treasurer of the Value Line Convertible Fund, Inc. (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 10/31/06 (the "Form N-CSR") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date: January 9, 2007
      ----------------------------------


                                        By: /s/ Stephen R. Anastasio
                                            ------------------------------------
                                            Stephen R. Anastasio
                                            Treasurer
                                            Value Line Convertible Fund, Inc.